iM Dolan McEniry Corporate Bond Fund

A series of the Manager Directed Portfolios

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 15, 2021

The undersigned, revoking previous proxies, if any, hereby appoints Alyssa M. Bernard and Matthew J. McVoy, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the iM Dolan McEniry Corporate Bond Fund (the “Fund”), a series of the Manager Directed Portfolios (the “Trust”), to be held in a virtual meeting format on September 15, 2021 at 10a.m. Central time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON (VIRTUALLY) AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll free (866) 356-6140. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 15, 2021. The Proxy Statement and the accompanying Notice of Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/imglobal/docs/specialmeeting.pdf

Mail ID:	BARCODE

iM Dolan McEniry Corporate Bond Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees of the Trust (the “Board”). Your signature(s) on this should be exactly as your name(s) appear on this proxy (reverse side). If the shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board and the Proposal below is recommended for approval by shareholders of the Fund. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

PROPOSAL:	FOR	AGAINST	ABSTAIN

1.

With respect to shareholders of each Target Fund, to approve an Agreement and Plan of Reorganization, as it relates to such Target Fund, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of such Target Fund by its newly created corresponding series (each, an “Acquiring Fund”) of Litman Gregory Funds Trust in exchange for shares of such corresponding Acquiring Fund; (b) the distribution of such shares to the shareholders of such Target Fund; and (c) the liquidation and termination of such Target Fund as a series of the Target Trust.

THANK YOU FOR CASTING YOUR VOTE

Mail ID:	BARCODE

iM DBi Managed Futures Strategy ETF

A series of the Manager Directed Portfolios

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 15, 2021

The undersigned, revoking previous proxies, if any, hereby appoints Alyssa M. Bernard and Matthew J. McVoy, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the iM DBi Managed Futures Strategy ETF (the “Fund”), a series of the Manager Directed Portfolios (the “Trust”), to be held in a virtual meeting format on September 15, 2021 at 10a.m. Central time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON (VIRTUALLY) AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll free (866) 356-6140. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 15, 2021. The Proxy Statement and the accompanying Notice of Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/imglobal/docs/specialmeeting.pdf

Mail ID:	BARCODE

iM DBi Managed Futures Strategy ETF	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees of the Trust (the “Board”). Your signature(s) on this should be exactly as your name(s) appear on this proxy (reverse side). If the shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board and the Proposal below is recommended for approval by shareholders of the Fund. When properly executed, this proxy will be voted as indicated or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

PROPOSAL:	FOR	AGAINST	ABSTAIN

1.

With respect to shareholders of each Target Fund, to approve an Agreement and Plan of Reorganization, as it relates to such Target Fund, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of such Target Fund by its newly created corresponding series (each, an “Acquiring Fund”) of Litman Gregory Funds Trust in exchange for shares of such corresponding Acquiring Fund; (b) the distribution of such shares to the shareholders of such Target Fund; and (c) the liquidation and termination of such Target Fund as a series of the Target Trust.

THANK YOU FOR CASTING YOUR VOTE

Mail ID:	BARCODE

iM DBi Hedge Strategy ETF

A series of the Manager Directed Portfolios

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 15, 2021

The undersigned, revoking previous proxies, if any, hereby appoints Alyssa M. Bernard and Matthew J. McVoy, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the iM DBi Hedge Strategy ETF (the “Fund”), a series of the Manager Directed Portfolios (the “Trust”), to be held in a virtual meeting format on September 15, 2021 at 10a.m. Central time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON (VIRTUALLY) AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll free (866) 356-6140. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 15, 2021. The Proxy Statement and the accompanying Notice of Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/imglobal/docs/specialmeeting.pdf

Mail ID:	BARCODE

iM DBi Hedge Strategy ETF	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees of the Trust (the “Board”). Your signature(s) on this should be exactly as your name(s) appear on this proxy (reverse side). If the shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board and the Proposal below is recommended for approval by shareholders of the Fund. When properly executed, this proxy will be voted as indicated or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

PROPOSAL:	FOR	AGAINST	ABSTAIN

1.

With respect to shareholders of each Target Fund, to approve an Agreement and Plan of Reorganization, as it relates to such Target Fund, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of such Target Fund by its newly created corresponding series (each, an “Acquiring Fund”) of Litman Gregory Funds Trust in exchange for shares of such corresponding Acquiring Fund; (b) the distribution of such shares to the shareholders of such Target Fund; and (c) the liquidation and termination of such Target Fund as a series of the Target Trust.

THANK YOU FOR CASTING YOUR VOTE

Mail ID:	BARCODE